EXHIBIT 10.1.2
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            FEDERAL AGRICULTURAL MORTGAGE CORPORATION

                     1996 STOCK OPTION PLAN

1.   PURPOSE AND SCOPE

      The purposes of this Plan are to encourage stock ownership by key management employees of the Federal Agricultural Mortgage Corporation (herein called the "Company") and its Subsidiaries, to provide an incentive for such individuals to expand and improve the profits and prosperity of the Company and its Subsidiaries, and to assist the Company and its Subsidiaries in attracting and retaining key personnel through the grant of Options to purchase shares of the Company's Class C nonvoting common stock.

2.   DEFINITIONS

     Unless otherwise required by the context:

      (a) "Board" shall mean the Board of Directors of the Company.

      (b) "Committee" shall mean the Compensation Committee of the Company, which is appointed by the Board, and which shall be composed of at least three members of the Board.

      (c)  "Company" shall mean the Federal Agricultural Mortgage
Corporation, a federally chartered instrumentality of the  United
States established by Title VIII of the Farm Credit Act of 1971, as amended.

     (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

      (e) "Option" shall mean a right to purchase Stock granted pursuant to the Plan.

      (f) "Option Price" shall mean the purchase price for Stock under an Option, as referenced in Section 6(a) below.

     (g) "Participant" shall mean an employee of the Company, or of any subsidiary of the Company, to whom an Option is granted under the Plan.

      (h)   "Plan" shall mean this Federal Agricultural  Mortgage
Corporation Stock Option Plan.

      (i) "Right of First Refusal" shall mean the right of the Company to buy Stock from a Participant, under the terms and conditions described in Section 6(e) below.

      (j) "Stock" shall mean the Class C nonvoting common stock of the Company, par value $1.00.

     (k) "Subsidiary" shall mean a subsidiary corporation of the Company, as defined in Sections 424(f) and 424(g) of the Code.

3.   SHARES AVAILABLE UNDER THE PLAN

      (a) Subject to the provisions of Section 10 of the Plan, the maximum number of shares of Stock that may be the subject of Options granted under the Plan is 112,830 shares of Class C nonvoting common. Such shares may be treasury, or authorized, but unissued, shares of Stock of the Company.

      (b) The Company, during the term of the Plan, will at all times reserve and keep available, and will seek or obtain from any regulatory body having jurisdiction any requisite authority necessary to issue and to sell, the number of shares of Stock that shall be sufficient to satisfy the requirements of the Plan.

4.   ADMINISTRATION

      The Plan shall be administered by the Committee. Three members of the Committee shall constitute a quorum for the transaction of business. The Committee shall be responsible to the Board for the operation of the Plan, and shall make recommendations to the Board with respect to participation in the Plan by employees of the Company and its Subsidiaries, and with respect to the extent of that participation. The interpretation and construction of any provision of the Plan by the Committee shall be final, unless otherwise determined by the Board. No member of the Board or the Committee shall be liable for any action or determination made by him or her in good faith.

5.   ELIGIBILITY

      The Board, upon recommendation of the Committee, may grant Options to any key management employee (including an employee who is an officer) of the Company or its Subsidiaries. Options may be awarded by the Board at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Board, upon recommendation by the Committee shall determine. Options granted at different times need not contain similar provisions.

6.   TERMS AND CONDITIONS OF OPTIONS

      Options granted pursuant to the Plan shall be authorized by the Board and shall be evidenced by agreements in such form as the Board, upon recommendation of the Committee, shall from time to time approve. Such agreements shall comply with and be subject to the following terms and conditions:

     (a)  OPTION PRICE.   The purchase price for Stock under each
Option shall be $7.875 per share.

      (b) TIME AND METHOD OF PAYMENThod of Payment. The Option Price shall be paid in full in cash at the time an Option is exercised under the Plan. Otherwise, an exercise of any Option granted under the Plan shall be invalid and of no effect. Promptly after the exercise of an Option and the payment of the full Option Price, the Participant shall be entitled to the issuance of a stock certificate evidencing the Participant's ownership of such stock. Participants shall have none of the rights of a shareholder until shares are issued to them, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

      (c) NUMBER OF SHARES. Each Option shall state the total number of shares of Stock to which it pertains.

      (d) OPTION PERIOD AND LIMITATIONS ON EXERCISE OF OPTIONS. The Board may, in its discretion, provide that an Option may not be exercised in whole or in part for any period or periods of time specified in the Option agreement. Except as provided in the Option agreement, an Option may be exercised in whole or in part at any time during its term. No Option may be exercised after the expiration of ten years from the date it is granted. No Option may be exercised for a fractional share of Stock.

      (e) RIGHT OF FIRST REFUSAL. The Board may, in its discretion, include in any Option granted under the Plan a condition that the Participant shall agree to grant the Company a Right of First Refusal, which, if so included, shall have the following terms and conditions:

           (1) The Participant shall give the Company written notice (the "Offer Notice") of its intention to sell any shares of Stock acquired (or to be acquired) upon exercise of an Option (the "Offered Shares"). The Company shall have three (3) business days (the "Exercise Period") following receipt of the Offer Notice to determine whether to exercise its Right of First Refusal, which may be exercised either as to all or as to none of the Offered Shares. By the end of the Exercise Period, the Company shall have given written notice to the Participant of its election to exercise (the "Acceptance Notice") or not to exercise (the "Rejection Notice") its Right of First Refusal. The Participant shall tender the Offered Shares to the Company within ten (10) business days after receipt of an Acceptance Notice. Upon receipt of a Rejection Notice, the Participant may sell the Offered Shares free and clear of such Right of First Refusal.

           (2) The price to be paid by the Company for the Offered Shares shall be the average of the closing prices for the Stock for the three (3) business days immediately preceding the date of the Company's receipt of the Offer Notice or, if no transactions occurred on those days, the average of the bid and ask prices for the Stock on such days.




7.    TERMINATION OF SERVICE OTHER THAN BY REASON BY DEATH OR
      RETIREMENT

     (a) Except as provided in Section 8 below, if a Participant ceases for any reason to be employed by the Company or any of its Subsidiaries (unless such termination of employment was for "cause," as defined in the employment agreement, if any, between the Company and such Participant), the Participant may, at any time within 30 days after the effective date of such termination of employment, exercise his or her Options to the extent that he or she would be entitled to exercise them on such date, but in no event shall any Option be exercisable more than ten years from the date it was granted; provided, however, that the Committee shall have the discretion to determine whether Options not yet exercisable at the date of notification of termination of employment shall become immediately exercisable within 30 days thereafter. The Committee shall determine, subject to applicable law, whether a leave of absence shall constitute a termination of service.

      (b) If a Participant ceases to be employed by the Company or any of its Subsidiaries for "cause" (as referred to in (a) above, in the case of an employment agreement, or as determined by the Committee, in the absence of an employment agreement), the Participant's Options shall terminate immediately.

8.   RIGHTS IN EVENTS OF DEATH OR RETIREMENT

      If (i) a Participant dies while employed by the Company or any of its Subsidiaries, or within 30 days after having retired with the consent of the Company, or (ii) a Participant's termination of service with the Company or any of its Subsidiaries is due to the Participant's retirement with the consent of the Company, then the Participant's Options shall, to the extent not yet exercisable, immediately become exercisable, and may be exercised (x) in the case of retirement, by the
Participant within 30 days after the date of his or her retirement, and (y) in the case of death, by the executors or administrators, or legatees or heirs, of the Participant's estate within 30 days after the date an executor or administrator is appointed to administer the Participant's estate; provided, however, that in no event shall an Option be exercisable more than ten years from the date it was granted. The Committee shall determine whether a termination of service shall be considered a retirement with the consent of the Company. Any such determination of the Committee shall be final and conclusive, unless overruled by the Board.

9.   NONASSIGNABILITY

      Options shall not be transferable other than by will or by the laws of descent and distribution, and during a Participant's lifetime shall be exercisable only by such Participant.

10.  EFFECT ON CHANGE IN STOCK SUBJECT TO THE PLAN

      The aggregate number of shares of Stock available for Options under the Plan, the shares subject to any Option and the price per share shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Stock subsequent to the effective date of the Plan resulting from a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares of Stock, reclassification, or distribution to holders of shares of Stock (other than cash dividends) or any similar change affecting Stock including, but not limited to, a merger or other reorganization event in which shares of Stock cease to exist. If the Company shall be the surviving corporation in any merger or consolidation, any Option shall pertain, apply, and relate to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled after the merger or consolidation. Upon dissolution or liquidation of the Company, or upon a merger or consolidation in which the Company is not the surviving corporation, all Options outstanding under the Plan shall terminate; provided, however, that each Participant (and each other person entitled under Section 8 to exercise an Option) shall have the right, immediately prior to such dissolution or liquidation, or such merger or consolidation, to exercise such Participant's Options in whole or in part, but only to the extent that such Options are otherwise exercisable under the terms of the Plan.

11.  AMENDMENT AND TERMINATION

      The Board, by resolution, may terminate, amend, or revise the Plan with respect to any shares as to which Options have not been granted. Neither the Board nor the Committee may, without the consent of the holder of an Option, alter or impair any Option previously granted under the Plan, except as authorized herein. Unless sooner terminated, the Plan shall remain in effect for a period of ten years from the date of the Plan's adoption by the Board. Termination of the Plan shall not affect any Option previously granted.

12.  AGREEMENT AND REPRESENTATION OF EMPLOYEES

      As a condition to the exercise of any portion of an Option, the Company may require the person exercising such Option to represent and warrant at the time of such exercise that any shares of Stock acquired at exercise are being acquired only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

13.  EFFECTIVE DATE OF PLAN

      The Plan shall be effective from the date that the Plan  is authorized by the Board.
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            FEDERAL AGRICULTURAL MORTGAGE CORPORATION
                        STOCK OPTION PLAN
                      Stock Option Agreement

      A.   A STOCK OPTION for a total of ______ shares of Class C
nonvoting   Common  Stock,  par  value  $1.00,  of  the   Federal
Agricultural   Mortgage   Corporation,  a   federally   chartered
instrumentality of the United States established by Title VIII of the Farm Credit Act of 1971, as amended (herein the "Company"), is hereby granted to ___________________ (herein the "Optionee"), subject in all respects to the terms and provisions of the
Federal  Agricultural  Mortgage Stock  Option  Plan  (herein  the
"Plan"), dated      , 1996, which has been incorporated herein by
reference.

      B. The Option Price as determined by the Board of Directors of the Company is _______ dollars per share.

     [C. This Option may be exercised immediately to purchase up to ________ shares of Stock; provided, however, that no shares of Stock that may be acquired pursuant to the exercise of any Option granted hereby may be sold prior to __________, 199 . Subject to the provisions of Sections 7 and 8 of the Plan, if the Optionee is an employee of the Company or any of its Subsidiaries on the following dates, this Option may be exercised to acquire up to the following additional number of shares of Stock:]

      [D. The Shares to be acquired upon exercise of this Option are subject to the Company's Right of First Refusal, as described in Section 6(e) of the Plan.]

      E. This Option may not be exercised if the issuance of shares of Class C nonvoting Common Stock of the Company upon such exercise would constitute a violation of any applicable Federal or State securities or other law or valid regulation. The Optionee, as a condition to his exercise of this Option, shall represent to the Company that the shares of Class C nonvoting Common Stock of the Company that the Optionee acquires under this Option are being acquired by the Optionee for investment and not with a present view to distribution or resale, unless counsel for the Company is then of the opinion that such a representation is not required under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

      F. This Option may not be transferred in any manner otherwise than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors, and assigns of the Optionee.

      G.    This  Option may not be exercised more than ten  (10)
years from the date of its grant, and may be exercised during such term only in accordance with the terms of the Plan.

Dated:              , 199 .

                     Federal Agricultural Mortgage Corporation


                     By: _____________________________________
                                President

ATTEST:


______________________________
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      The Optionee acknowledges receipt of a copy of the Plan,  a copy of which is annexed hereto, and represents that the Optionee is familiar with the terms and provisions thereof. The Optionee
hereby  accepts  this  Option  subject  to  all  the  terms   and
provisions of the Plan. The Optionee hereby agrees to accept as binding, conclusive, and final all decisions and interpretations of the Board of Directors and, where applicable, the Compensation
Committee,  upon  any questions arising under  the  Plan.   As  a
condition to the issuance of shares of Stock of the Company under this Option, the Optionee authorizes the Company to withhold in accordance with applicable law from any regular cash compensation payable to him any taxes required to be withheld by the Company under Federal, state, or local law as a result of his exercise of this Option.

Dated               , 199 .



                         _______________________________
                         Optionee